UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period :	January 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust Putnam VT George Putnam Balanced Fund

Annual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 12, 2019

Dear Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/18)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2018

Class IA: $11.38	Class IB: $11.33

Total return at net asset value

					George
				Bloomberg	Putnam
			S&P 500	Barclays	Blended
			Index	U.S.	Index
			(primary	Aggregate	(secondary
(as of	Class IA	Class IB	bench-	Bond	bench-
12/31/18)	shares*	shares*	mark)	Index	mark)
1 year	–2.82%	–3.14%	–4.38%	0.01%	–2.28%
5 years	33.44	31.75	50.33	13.26	35.91
Annualized	5.94	5.67	8.49	2.52	6.33
10 years	157.14	150.52	243.04	40.75	149.76
Annualized	9.90	9.62	13.12	3.48	9.59
Life	140.51	129.31	233.42	159.19	234.42
Annualized	4.34	4.10	6.00	4.72	6.02

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you describe the investing environment during the 12-month reporting period ended December 31, 2018?

U.S. equities enjoyed a positive start to 2018, driven by low unemployment, strong corporate earnings, and optimism about U.S. tax reform. However, by early February, a sharp downturn pushed the U.S. equity markets into a correction, which is a decline of more than 10% from a recent high. This was followed by a series of market ups and downs that began to erode investor confidence. Concerns surrounding the U.S.–China trade dispute, weakened economic growth in China and Europe, and geopolitical risks heightened market volatility over the period.

Bond markets also faced challenges. In 2018, the Federal Reserve raised its benchmark interest rate four times, which put downward pressure on the value of long-term bonds. While the yield on the benchmark 10-year Treasury moved to over 3%, short-term rates rose faster over the period, resulting in a flattening yield curve.

How did Putnam VT George Putnam Balanced Fund perform during the period?

For the 12-month reporting period, Putnam VT George Putnam Balanced Fund’s IA shares returned –2.82%, outperforming its primary benchmark, the S&P 500 Index, which returned –4.38%.

How did the fund’s bond allocation perform?

Corporate bonds issued by life insurance companies, energy pipeline operators, and electric utilities contributed the most on a relative basis. On the downside, certain issuers within the industrials sector detracted from results. The fund also had exposure to U.S. Treasuries and government-agency securities, which provided some downside protection from market fluctuations.

What were some stock holdings that helped fund performance?

Underweight exposure to General Electric [GE] proved advantageous. Over the period, GE cut its dividend for the first time since 2009, reported a $15 billion shortfall in its insurance reserves, and continued to suffer lackluster performance in its oil-and-gas and power-generation businesses. We sold our position in GE in the first half of 2018.

Top contributors also included Orbotech, a global supplier of semiconductor equipment used in consumer electronics, and Everbridge, a U.S.-based software-as-a-service firm. Shares appreciated given strong earnings results and new business growth. Both companies were not held in the benchmark. We sold our position in Orbotech by period-end.

What were some holdings that detracted from performance?

DXC Technology, an enterprise IT provider, detracted from results following downbeat earnings guidance and an investor selloff. Activision Blizzard, an interactive entertainment firm, also dampened results. Despite a number of new video game launches, Activision’s overall player base declined in 2018, which lowered investor confidence. Enterprise software firm Micro Focus also worked against results. The firm had difficulty integrating an acquired software business from Hewlett-Packard and announced the departure of a newly appointed CEO in March 2018. Given the firm’s shifting fundamentals, we sold the stock in the first half of 2018.

As the fund begins a new fiscal year, what is your outlook?

We believe global trade tensions will remain a top concern for investors. The fund’s continued focus on individual stock selection, primarily companies with U.S.-based operations, should help protect against broader economic downturns and trade conflict, in our view. At the same time, the fund’s allocations in bonds may provide some downside protection from an uptick in market volatility. We believe the Fed’s decision at the end of 2018 to reduce the number of its interest-rate hikes from three to two in 2019 may bode well for the fund’s bond assets.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities, at Putnam. He joined Putnam in 2011 and has been in the investment industry since 2000.

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income. He joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/18 to 12/31/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17	0.73%	0.98%
Annualized expense ratio for the six-month
period ended 12/31/18*	0.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/18		ended 12/31/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.51	$4.74	$3.62	$4.89
Ending value
(after
expenses)	$958.70	$956.90	$1,021.63	$1,020.37

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT George Putnam Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT George Putnam Balanced Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 12/31/18

COMMON STOCKS (63.0%)*	Shares	Value

Basic materials (2.0%)
Alcoa Corp. †	4,348	$115,570
Apollo Global Management, LLC Class A	2,925	71,780
Celanese Corp.	586	52,722
DowDuPont, Inc.	18,128	969,485
FMC Corp.	5,325	393,837
Fortune Brands Home & Security, Inc.	1,669	63,405
RPM International, Inc.	899	52,843
Sherwin-Williams Co. (The)	1,602	630,323
Summit Materials, Inc. Class A †	17,128	212,387
W.R. Grace & Co.	1,382	89,706
		2,652,058
Capital goods (4.9%)
Ball Corp.	5,954	273,765
Boeing Co. (The)	2,870	925,575
Deere & Co.	1,780	265,523
Emerson Electric Co.	16,146	964,724
Fortive Corp.	6,894	466,448
Honeywell International, Inc.	10,028	1,324,899
Johnson Controls International PLC	16,785	497,675
Roper Technologies, Inc.	2,865	763,580
Textron, Inc.	9,355	430,236
Waste Connections, Inc.	9,345	693,866
		6,606,291
Communication services (2.1%)
AT&T, Inc.	24,454	697,917
Charter Communications, Inc. Class A †	1,993	567,945
Comcast Corp. Class A	16,770	571,019
SBA Communications Corp. † R	2,617	423,666
Verizon Communications, Inc.	10,339	581,259
		2,841,806
Computers (1.7%)
Apple, Inc.	14,853	2,342,912
		2,342,912
Conglomerates (1.0%)
Danaher Corp.	13,350	1,376,652
		1,376,652
Consumer cyclicals (8.2%)
Advance Auto Parts, Inc.	1,392	219,184
Amazon.com, Inc. †	1,690	2,538,329
BJ’s Wholesale Club Holdings, Inc. † S	16,992	376,543
Booking Holdings, Inc. †	331	570,121
Burlington Stores, Inc. †	1,040	169,177
Clorox Co. (The)	2,959	456,100
Ecolab, Inc.	640	94,304
General Motors Co.	31,060	1,038,957
Hilton Worldwide Holdings, Inc.	8,286	594,935
Home Depot, Inc. (The)	8,989	1,544,490
Live Nation Entertainment, Inc. †	5,869	289,048
MGM Resorts International	8,092	196,312
NIKE, Inc. Class B	8,207	608,467
O’Reilly Automotive, Inc. †	459	158,047
TJX Cos., Inc. (The)	10,631	475,631
Twenty-First Century Fox, Inc. Class A	13,360	642,883
Walmart, Inc.	7,931	738,773
Wynn Resorts, Ltd.	3,519	348,064
		11,059,365

COMMON STOCKS (63.0%)* cont.	Shares	Value

Consumer staples (4.7%)
Chipotle Mexican Grill, Inc. †	990	$427,472
Coca-Cola Co. (The)	39,632	1,876,575
Costco Wholesale Corp.	1,763	359,141
Hershey Co. (The)	5,147	551,655
McCormick & Co., Inc. (non-voting shares)	3,392	472,302
PepsiCo, Inc.	4,811	531,519
Procter & Gamble Co. (The)	15,776	1,450,130
Walgreens Boots Alliance, Inc.	4,128	282,066
Yum China Holdings, Inc. (China)	14,089	472,404
		6,423,264
Electronics (2.4%)
Intel Corp.	16,461	772,515
NXP Semiconductors NV	10,540	772,371
ON Semiconductor Corp. †	27,449	453,183
Qualcomm, Inc.	22,042	1,254,410
		3,252,479
Energy (3.3%)
Anadarko Petroleum Corp.	6,961	305,170
BP PLC (United Kingdom)	220,352	1,392,928
Cairn Energy PLC (United Kingdom) †	110,067	210,437
Cenovus Energy, Inc. (Canada)	137,940	969,985
ConocoPhillips	5,221	325,529
Enterprise Products Partners LP	18,169	446,776
Exxon Mobil Corp.	9,200	627,348
Noble Energy, Inc.	7,782	145,990
		4,424,163
Financials (10.1%)
American International Group, Inc.	12,062	475,363
Assured Guaranty, Ltd.	19,744	755,800
Bank of America Corp.	77,010	1,897,526
BlackRock, Inc.	1,488	584,516
Chubb, Ltd.	2,448	316,233
Citigroup, Inc.	23,594	1,228,304
E*Trade Financial Corp.	15,475	679,043
Gaming and Leisure Properties, Inc. R	11,683	377,478
Goldman Sachs Group, Inc. (The)	5,477	914,933
Intercontinental Exchange, Inc.	5,705	429,758
JPMorgan Chase & Co.	9,068	885,218
KKR & Co., Inc. Class A	46,897	920,588
Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	31,877
Prudential PLC (United Kingdom)	46,043	822,783
Raymond James Financial, Inc.	8,854	658,826
Visa, Inc. Class A S	12,755	1,682,895
Wells Fargo & Co.	15,839	729,861
Yellow Cake PLC (United Kingdom) †	115,878	338,229
		13,729,231
Health care (8.2%)
AbbVie, Inc.	2,351	216,739
Amgen, Inc.	2,578	501,859
Baxter International, Inc.	6,314	415,587
Becton Dickinson and Co. (BD)	4,255	958,737
Biogen, Inc. †	1,643	494,412
Boston Scientific Corp. †	7,150	252,681
Bristol-Myers Squibb Co.	1,926	100,113
Celgene Corp. †	4,068	260,718
Cigna Corp.	4,924	935,166
Cooper Cos., Inc. (The)	1,362	346,629

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (63.0%)* cont.	Shares	Value

Health care cont.
Edwards Lifesciences Corp. †	1,406	$215,357
Eli Lilly & Co.	4,924	569,805
Gilead Sciences, Inc.	3,770	235,814
ICU Medical, Inc. †	1,415	324,926
Intuitive Surgical, Inc. †	856	409,956
Jazz Pharmaceuticals PLC †	2,437	302,091
Johnson & Johnson	5,917	763,589
Merck & Co., Inc.	14,581	1,114,134
Mettler-Toledo International, Inc. †	587	331,995
Pfizer, Inc.	20,376	889,412
Regeneron Pharmaceuticals, Inc. †	410	153,135
UnitedHealth Group, Inc.	3,643	907,544
Vertex Pharmaceuticals, Inc. †	2,654	439,794
		11,140,193
Software (4.8%)
Activision Blizzard, Inc.	19,754	919,944
Adobe, Inc. †	4,024	910,390
Everbridge, Inc. † S	6,353	360,596
Microsoft Corp.	34,075	3,460,998
NetEase, Inc. ADR (China)	2,331	548,647
Tencent Holdings, Ltd. (China)	7,136	282,864
		6,483,439
Technology services (5.4%)
Alibaba Group Holding, Ltd. ADR (China) † S	730	100,061
Alphabet, Inc. Class A †	2,557	2,671,963
DXC Technology Co.	12,833	682,331
Facebook, Inc. Class A †	10,904	1,429,405
Fidelity National Information Services, Inc.	3,237	331,954
First Data Corp. Class A †	22,802	385,582
GoDaddy, Inc. Class A †	3,304	216,808
NCSOFT Corp. (South Korea)	1,335	559,329
Salesforce.com, Inc. †	6,995	958,105
		7,335,538
Transportation (1.1%)
Norfolk Southern Corp.	3,241	484,659
Union Pacific Corp.	6,924	957,105
		1,441,764
Utilities and power (3.1%)
American Electric Power Co., Inc.	11,566	864,443
CenterPoint Energy, Inc.	5,263	148,574
Dominion Energy, Inc. S	4,457	318,497
Duke Energy Corp.	4,742	409,235
Edison International	1,636	92,876
Exelon Corp.	14,058	634,016
Kinder Morgan, Inc.	39,745	611,278
NextEra Energy, Inc.	2,676	465,142
NRG Energy, Inc.	15,431	611,068
PG&E Corp. †	1,169	27,764
		4,182,893

Total common stocks (cost $83,186,191)		$85,292,048

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association
Pass-Through Certificates
3.50%, TBA, 1/1/49	$1,000,000	$1,006,797
3.50%, 11/20/47	661,937	666,912
3.00%, TBA, 1/1/49	1,000,000	984,688
		2,658,397

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.8%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations (8.8%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	$161,163	$173,118
5.00%, 8/1/33	63,449	67,094
4.50%, TBA, 1/1/49	4,000,000	4,140,625
4.00%, TBA, 1/1/49	4,000,000	4,077,188
3.50%, 1/1/57	1,682,133	1,677,993
3.50%, TBA, 1/1/49	1,000,000	999,531
3.00%, 6/1/46	788,034	770,334
		11,905,883
Total U.S. government and agency mortgage
obligations (cost $14,494,975)		$14,564,280

U.S. TREASURY OBLIGATIONS (8.4%)*	Principal amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$880,000	$877,456
2.75%, 8/15/42	970,000	928,118
U.S. Treasury Notes
2.625%, 6/15/21	150,000	150,512
2.25%, 2/15/21	1,800,000	1,790,367
2.25%, 2/29/20	300,000	298,783
2.125%, 12/31/22	1,000,000	985,964
2.00%, 2/15/22	1,790,000	1,764,805
2.00%, 11/30/20	2,430,000	2,407,472
1.625%, 10/31/23	50,000	47,989
1.50%, 5/31/20	2,140,000	2,108,471
Total U.S. treasury obligations (cost $11,505,677)		$11,359,937

CORPORATE BONDS AND NOTES (14.7%)* Principal amount		Value

Basic materials (0.8%)
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	$71,000	$72,409
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	180,000	175,917
Dow Chemical Co. (The) 144A sr. unsec.
notes 4.80%, 11/30/28	60,000	61,048
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	4,866
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	91,000	90,203
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	59,000	55,543
International Flavors & Fragrances, Inc.
sr. unsec. notes 4.45%, 9/26/28	80,000	81,180
International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	13,303
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	87,000	81,099
Westlake Chemical Corp. company guaranty
sr. unsec. unsub. bonds 4.375%, 11/15/47	15,000	12,570
Westlake Chemical Corp. company
guaranty sr. unsec. unsub. notes 3.60%, 8/15/26	115,000	105,442
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	177,743
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	12,770
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	100,273
		1,044,366

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Capital goods (0.5%)
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	$125,000	$115,650
L3 Technologies, Inc. company guaranty sr. unsec.
bonds 3.85%, 12/15/26	100,000	96,806
L3 Technologies, Inc. company guaranty sr. unsec.
notes 4.40%, 6/15/28	68,000	67,985
Northrop Grumman Corp. sr. unsec.
unsub. notes 3.25%, 1/15/28	105,000	97,965
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	120,000	118,050
Republic Services, Inc. sr. unsec. notes 3.95%,
5/15/28	105,000	105,067
		601,523
Communication services (1.0%)
American Tower Corp. sr. unsec.
unsub. bonds 3.55%, 7/15/27 R	66,000	61,915
American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	59,000	54,889
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	177,000	170,199
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	10,655
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	29,709
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	111,000	114,101
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	30,000	29,831
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	67,057
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%, 11/15/22 25,000		30,374
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	86,000	77,061
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	31,967
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	108,000	103,336
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	73,000	67,303
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	59,000	55,831
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	66,000	61,185
Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	10,000	10,291
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	30,000	27,808
Koninklijke KPN NV sr. unsec.
unsub. bonds 8.375%, 10/1/30 (Netherlands)	10,000	12,945
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	13,578
Rogers Communications, Inc. company guaranty
sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	35,000	34,537
Telefonica Emisiones SA company
guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	150,000	132,393
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.329%, 9/21/28	45,000	45,185

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	$80,000	$75,600
Vodafone Group PLC sr. unsec.
unsub. notes 4.375%, 5/30/28 (United Kingdom)	80,000	77,605
		1,395,355
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	137,000	161,085
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27
(Canada)	90,000	83,847
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	125,000	122,137
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	73,000	70,480
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	24,000	23,196
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	92,000	93,917
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.95%, 8/14/28	77,000	75,077
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.40%, 8/13/21	45,000	44,814
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 2.80%, 4/11/26	59,000	54,085
CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	48,000	42,560
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.60%, 1/15/45	76,000	67,511
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	17,000	16,470
Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	58,624
Ecolab, Inc. sr. unsec. unsub. notes 3.25%,
12/1/27	122,000	117,760
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	35,913
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	44,538
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. sub. notes 4.25%, 9/1/24	20,000	18,900
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	135,000	126,563
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	160,000	158,000
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	42,000	39,375
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	197,000	194,430
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	94,000	85,865
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	63,984
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	42,000	40,197
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	48,317
S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.40%, 2/15/26	43,000	44,365
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	125,000	114,219
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	145,000	126,875
		2,173,104

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Consumer staples (1.0%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
Worldwide, Inc. 144A company guaranty sr. unsec.
unsub. notes 3.65%, 2/1/26	$17,000	$16,074
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	180,000
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	134,753	155,768
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	12,847	12,664
Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	85,571
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	186,491
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	87,000	95,116
Kraft Heinz Co. (The) company guaranty sr. unsec.
bonds 4.375%, 6/1/46	185,000	152,408
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	115,200
Maple Escrow Subsidiary, Inc. 144A company
guaranty sr. unsec. notes 4.597%, 5/25/28	196,000	193,575
Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	115,000	112,392
Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	63,000	59,276
		1,364,535
Energy (1.2%)
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	80,000	75,226
BP Capital Markets America, Inc. company
guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	88,303
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	65,000	61,363
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	105,000	98,843
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	257,000	212,025
Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	33,144
Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	55,000	55,287
Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	40,000	40,921
EOG Resources, Inc. sr. unsec.
unsub. notes 5.625%, 6/1/19	30,000	30,284
EOG Resources, Inc. sr. unsec.
unsub. notes 4.15%, 1/15/26	145,000	148,824
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	120,000	103,450
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	80,000	88,062
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	55,000	59,512
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	26,968
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	33,618
Sabine Pass Liquefaction, LLC sr. bonds 4.20%,
3/15/28	24,000	22,956
Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	105,000	105,351
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	58,825

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Energy cont.
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	$135,000	$116,522
Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	175,000	173,145
Williams Partners LP sr. unsec. sub. notes 3.60%,
3/15/22	30,000	29,436
		1,662,065
Financials (4.6%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%,
10/1/28	38,000	35,892
Air Lease Corp. sr. unsec. unsub. notes 3.625%,
4/1/27	21,000	18,782
Air Lease Corp. sr. unsec. unsub. notes 3.00%,
9/15/23	115,000	107,987
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	74,625
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	129,960
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	220,000	195,074
Aviation Capital Group, LLC 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	36,808
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	31,680
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	166,101
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	45,000	41,670
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	83,249
BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,080
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	200,749
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	89,000	94,366
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	63,000	60,614
CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	22,000	22,918
CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	55,000	56,391
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	54,000	52,785
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,441
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	249,604
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	84,000	80,961
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	28,000	26,670
Credit Suisse Group AG 144A sr. unsec.
bonds 3.869%, 1/12/29 (Switzerland)	280,000	260,487
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	160,000	159,313
Fairfax Financial Holdings, Ltd. 144A sr. unsec.
notes 4.85%, 4/17/28 (Canada)	145,000	139,328
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	40,000	39,947
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	25,194
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	182,000	175,155

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	$192,000	$180,604
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	280,708
Hospitality Properties Trust sr. unsec.
notes 4.375%, 2/15/30 R	66,000	60,426
Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	35,000	34,089
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	209,117
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	25,838
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	120,000	118,500
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	410,000	362,916
KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	60,000	62,726
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	26,000	28,340
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8.875%, 6/1/39	155,000	232,335
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	453,000
Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	35,000	35,709
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	40,000	35,295
OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	56,000	66,690
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	15,000	14,794
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	173,000	162,188
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	42,804
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	35,000	36,029
Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	265,000	259,840
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	52,009
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	78,000	73,860
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	360,090
VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	90,000	90,990
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	64,188
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	115,039
WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	135,000	136,300
		6,180,255
Government (0.4%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7.625%,
1/19/23 (Supra-Nation)	500,000	593,012
		593,012

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Health care (1.2%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	$7,000	$6,714
Allergan Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	4,920
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	78,202
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	33,000	29,987
Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	35,000	33,737
Becton Dickinson and Co. (BD) sr. unsec.
unsub. bonds 4.669%, 6/6/47	144,000	135,440
Becton Dickinson and Co. (BD) sr. unsec.
unsub. bonds 3.70%, 6/6/27	85,000	80,396
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	326,000	324,912
CVS Health Corp. sr. unsec. unsub. bonds 5.05%,
3/25/48	44,000	42,795
CVS Health Corp. sr. unsec. unsub. notes 4.78%,
3/25/38	126,000	120,740
Elanco Animal Health, Inc. 144A sr. unsec.
notes 4.90%, 8/28/28	190,000	193,339
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	42,000	41,685
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	35,000	33,163
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	9,900
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	20,000	19,125
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	75,000	76,114
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	30,000	28,200
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	110,000	99,759
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 2.875%,
9/23/23 (Ireland)	75,000	70,899
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.85%, 6/15/28	161,000	162,755
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	84,000	82,296
		1,675,078
Technology (1.2%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	76,364
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	75,000	76,168
Broadcom Corp./Broadcom Cayman Finance, Ltd.
company guaranty sr. unsec. unsub. notes 3.875%,
1/15/27	173,000	155,199
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	144,000	144,651
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	30,318
Fidelity National Information Services, Inc.
sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	66,000	65,566
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	154,000	153,691
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	119,000	147,128
Microchip Technology, Inc. 144A company
guaranty sr. notes 4.333%, 6/1/23	140,000	136,171
Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	66,000	61,535
Microsoft Corp. sr. unsec. unsub. notes 3.70%,
8/8/46	71,000	68,017

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Technology cont.
Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	$154,000	$142,721
Salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	220,000	221,163
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	42,000	37,255
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	140,000	121,450
		1,637,397
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	61,000	57,009
Southwest Airlines Co. Pass Through Trust
pass-through certificates Ser. 07-1, Class A,
6.15%, 8/1/22	61,212	63,967
United Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 14-2, Class A,
3.75%, 9/3/26	16,587	16,381
		137,357
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	60,000	57,600
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	66,000	67,064
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	60,000	67,806
Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	15,000	17,407
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	38,973
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	91,739
Emera US Finance LP company guaranty sr. unsec.
notes 3.55%, 6/15/26	35,000	33,190
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	42,000	41,531
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	57,615
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B,
3.90%, 7/15/27	4,000	3,877
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C,
4.85%, 7/15/47	6,000	5,990
FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	145,000	157,521
Iberdrola International BV company
guaranty sr. unsec. unsub. bonds 6.75%, 7/15/36
(Spain)	30,000	35,595
IPALCO Enterprises, Inc. sr. sub. notes 3.70%,
9/1/24	35,000	34,072
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	15,294
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	39,896
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	75,000	72,880
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	12,507
NextEra Energy Capital Holdings, Inc. company
guaranty jr. unsec. sub. FRB 4.80%, 12/1/77	90,000	75,038
Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	60,000	61,462
Oncor Electric Delivery Co., LLC 144A
sr. bonds 5.75%, 3/15/29	55,000	64,192

CORPORATE BONDS
AND NOTES (14.7%)* cont.	Principal amount	Value

Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	$135,000	$137,211
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 4.729%,
5/15/67	300,000	244,773
		1,433,233

Total corporate bonds and notes (cost $20,291,940)		$19,897,280

MORTGAGE-BACKED SECURITIES (0.7%)*	Principal amount	Value

Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1,
(1 Month US LIBOR + 1.70%), 4.206%, 10/25/27
(Bermuda)	$69,009	$68,664
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	124,400
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	96,135
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47 W	45,000	43,845
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	100,000	104,153
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 16-C05, Class 2M1, (1
Month US LIBOR + 1.35%), 3.856%, 1/25/29	4,161	4,166
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.689%, 6/10/47 W	159,000	159,132
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.42%, 3/15/45 W	217,000	206,087
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	220,229	16,605
WF-RBS Commercial Mortgage Trust Ser. 13-UBS1,
Class AS, 4.306%, 3/15/46 W	101,000	104,022
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.683%, 3/15/44 W	82,000	72,541
Total mortgage-backed securities (cost $1,129,963)		$999,751

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$40,964
North TX, Tollway Auth. Rev. Bonds, (Build
America Bonds), 6.718%, 1/1/49	55,000	75,898
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	46,414
Total municipal bonds and notes (cost $125,175)		$163,276

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$88
Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,664
Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	3,910
Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	5,671
Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,180
Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	9,603
Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	26,928

10 Putnam VT George Putnam Balanced Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)* cont.	Shares	Value

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	$15,881	$34,051
Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	54,739
Total convertible preferred stocks (cost $185,871)		$139,834

SHORT-TERM INVESTMENTS (12.0%)	Shares	Value

Putnam Cash Collateral Pool, LLC 2.58% [d]	2,251,250	$2,251,250
Putnam Short Term Investment Fund 2.58% L	14,051,798	14,051,798
Total short-term investments (cost $16,303,048)		$16,303,048

Total investments (cost $147,222,840)		$148,719,454

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $135,353,875.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $171,711, or 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $11,088,805 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Putnam VT George Putnam Balanced Fund 11

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $5,467,360)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/20/19	$548,200	$549,806	$1,606
	Canadian Dollar	Sell	1/16/19	158,570	169,546	10,976
	Euro	Buy	3/20/19	27,330	27,172	158
Barclays Bank PLC
	British Pound	Sell	3/20/19	132,156	134,392	2,236
	Canadian Dollar	Sell	1/16/19	404,708	432,678	27,970
Citibank, N.A.
	British Pound	Sell	3/20/19	708,758	709,632	874
Goldman Sachs International
	British Pound	Sell	3/20/19	788,078	789,504	1,426
	Canadian Dollar	Sell	1/16/19	248,700	265,885	17,185
	Chinese Yuan (Offshore)	Sell	2/20/19	1,267,873	1,250,305	(17,568)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	1/16/19	215,067	221,613	(6,546)
	South Korean Won	Sell	2/20/19	455,481	451,329	(4,152)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/19	420,460	449,590	29,130
WestPac Banking Corp.
	Canadian Dollar	Sell	1/16/19	14,875	15,908	1,033
Unrealized appreciation						92,594
Unrealized (depreciation)						(28,266)
Total						$64,328

* The exchange currency for all contracts listed is the United States Dollar.

12 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,652,058	$—	$—
Capital goods	6,606,291	—	—
Communication services	2,841,806	—	—
Conglomerates	1,376,652	—	—
Consumer cyclicals	11,059,365	—	—
Consumer staples	6,423,264	—	—
Energy	4,424,163	—	—
Financials	13,697,354	—	31,877
Health care	11,140,193	—	—
Technology	18,572,175	842,193	—
Transportation	1,441,764	—	—
Utilities and power	4,182,893	—	—
Total common stocks	84,417,978	842,193	31,877
Convertible preferred stocks	—	—	139,834
Corporate bonds and notes	—	19,897,280	—
Mortgage-backed securities	—	999,751	—
Municipal bonds and notes	—	163,276	—
U.S. government and agency mortgage obligations	—	14,564,280	—
U.S. treasury obligations	—	11,359,937	—
Short-term investments	14,051,798	2,251,250	—
Totals by level	$98,469,776	$50,077,967	$171,711

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$64,328	$—
Totals by level	$—	$64,328	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of assets and liabilities
12/31/18

Assets
Investment in securities, at value, including $2,221,970 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $130,919,792)	$132,416,406
Affiliated issuers (identified cost $16,303,048) (Notes 1 and 5)	16,303,048
Dividends, interest and other receivables	539,298
Receivable for shares of the fund sold	91,513
Receivable for investments sold	1,553,730
Unrealized appreciation on forward currency contracts (Note 1)	92,594
Total assets	150,996,589

Liabilities
Payable to custodian	206,513
Payable for investments purchased	122,754
Payable for purchases of delayed delivery securities (Note 1)	1,542,795
Payable for purchases of TBA securities (Note 1)	11,095,522
Payable for shares of the fund repurchased	93,206
Payable for compensation of Manager (Note 2)	60,484
Payable for custodian fees (Note 2)	18,104
Payable for investor servicing fees (Note 2)	15,609
Payable for Trustee compensation and expenses (Note 2)	93,388
Payable for administrative services (Note 2)	1,448
Payable for distribution fees (Note 2)	16,697
Unrealized depreciation on forward currency contracts (Note 1)	28,266
Collateral on securities loaned, at value (Note 1)	2,251,250
Other accrued expenses	96,678
Total liabilities	15,642,714

Net assets	$135,353,875

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$124,834,585
Total distributable earnings (Note 1)	10,519,290
Total — Representing net assets applicable to capital shares outstanding	$135,353,875

Computation of net asset value Class IA
Net assets	$56,636,071
Number of shares outstanding	4,977,233
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.38

Computation of net asset value Class IB
Net assets	$78,717,804
Number of shares outstanding	6,946,896
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.33

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/18

Investment income
Interest (including interest income of $247,789 from investments in affiliated issuers) (Note 5)	$1,740,629
Dividends (net of foreign tax of $11,712)	1,472,122
Securities lending (net of expenses) (Notes 1 and 5)	7,648
Total investment income	3,220,399

Expenses
Compensation of Manager (Note 2)	739,671
Investor servicing fees (Note 2)	99,228
Custodian fees (Note 2)	32,931
Trustee compensation and expenses (Note 2)	6,907
Distribution fees (Note 2)	196,652
Administrative services (Note 2)	4,066
Auditing and tax fees	81,658
Other	45,112
Total expenses	1,206,225

Expense reduction (Note 2)	(2,782)
Net expenses	1,203,443

Net investment income	2,016,956

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,172,391
Foreign currency transactions (Note 1)	(2,891)
Forward currency contracts (Note 1)	242,552
Futures contracts (Note 1)	13,854
Written options (Note 1)	14,258
Total net realized gain	7,440,164
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(13,713,540)
Assets and liabilities in foreign currencies	(470)
Forward currency contracts	65,893
Written options	(2,993)
Total change in net unrealized depreciation	(13,651,110)

Net loss on investments	(6,210,946)

Net decrease in net assets resulting from operations	$(4,193,990)

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of changes in net assets

	Year ended	Year ended
	12/31/18	12/31/17
Increase (decrease) in net assets
Operations:
Net investment income	$2,016,956	$1,700,366
Net realized gain on investments and foreign currency transactions	7,440,164	10,816,285
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(13,651,110)	6,474,059
Net increase (decrease) in net assets resulting from operations	(4,193,990)	18,990,710
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(583,026)	(1,178,815)
Class IB	(527,154)	(1,021,685)
Net realized short-term gain on investments
Increase (decrease) from capital share transactions (Note 4)	(2,655,108)	1,764,662
Total increase (decrease) in net assets	(7,959,278)	18,554,872
Net assets:
Beginning of year	143,313,153	124,758,281
End of year (Note 1)	$135,353,875	$143,313,153

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/18	$11.82	.19	(.52)	(.33)	(.11)	(.11)	$11.38	(2.82)	$56,636.71		1.56	264
12/31/17	10.44	.15	1.43	1.58	(.20)	(.20)	11.82	15.29	65,849.72		1.39	191
12/31/16	9.83	.16	.65	.81	(.20)	(.20)	10.44	8.40	64,354	.73[f]	1.65[f]	216
12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223
12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215
Class IB
12/31/18	$11.78	.16	(.53)	(.37)	(.08)	(.08)	$11.33	(3.14)	$78,718.96		1.31	264
12/31/17	10.40	.13	1.42	1.55	(.17)	(.17)	11.78	15.08	77,464.97		1.14	191
12/31/16	9.79	.14	.64	.78	(.17)	(.17)	10.40	8.12	60,405	.98[f]	1.40[f]	216
12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223
12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Notes to financial statements 12/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through December 31, 2018.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

18 Putnam VT George Putnam Balanced Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to equitize cash.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine

Putnam VT George Putnam Balanced Fund 19

whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,698 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,251,250 and the value of securities loaned amounted to $2,221,970.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from interest-only securities and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $191,632 to increase undistributed net investment income, $69,114 to increase paid-in capital and $260,746 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,907,145
Unrealized depreciation	(8,725,342)
Net unrealized appreciation	1,181,803
Undistributed ordinary income	2,142,094
Undistributed long-term gain	6,019,638
Undistributed short-term gain	1,175,959
Cost for federal income tax purposes	$147,601,979

For the fiscal year ended December 31, 2017, the fund had undistributed net investment income of $979,358.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 30.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are

20 Putnam VT George Putnam Balanced Fund

invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$44,176
Class IB	55,052
Total	$99,228

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $228 under the expense offset arrangements and by $2,554 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $104, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$352,131,141	$346,960,126
U.S. government securities
(Long-term)	11,232,884	15,437,043
Total	$363,364,025	$362,397,169

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/18		Year ended 12/31/17		Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	170,066	$2,051,670	140,844	$1,570,671	1,547,493	$18,465,603	1,592,212	$17,623,659
Shares issued in connection with
reinvestment of distributions	50,654	583,026	109,657	1,178,815	45,920	527,154	95,218	1,021,685
	220,720	2,634,696	250,501	2,749,486	1,593,413	18,992,757	1,687,430	18,645,344
Shares repurchased	(812,567)	(9,718,349)	(847,263)	(9,395,024)	(1,224,474)	(14,564,212)	(918,780)	(10,235,144)
Net increase (decrease)	(591,847)	$(7,083,653)	(596,762)	$(6,645,538)	368,939	$4,428,545	768,650	$8,410,200

Putnam VT George Putnam Balanced Fund 21

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/17	Purchase cost	Sale proceeds	Investment income	12/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,262,000	$18,670,535	$17,681,285	$20,667	$2,251,250
Putnam Short Term Investment
Fund**	13,748,601	37,394,748	37,091,551	247,789	14,051,798
Total Short-term investments	$15,010,601	$56,065,283	$54,772,836	$268,456	$16,303,048

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$30,000
Written equity option contracts (contract amount)	$30,000
Futures contracts (number of contracts)	6
Forward currency contracts (contract amount)	$6,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$92,594	Payables	$28,266
Total		$92,594		$28,266

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$242,552	$242,552
Equity contracts	(20,614)	13,854	—	(6,760)
Total	$(20,614)	$13,854	$242,552	$235,792

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Forward currency contracts	Total
Foreign exchange contracts	$—	$65,893	$65,893
Equity contracts	7,620	—	7,620
Total	$7,620	$65,893	$73,513

22 Putnam VT George Putnam Balanced Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				Goldman	JPMorgan	State Street	WestPac
	Bank of	Barclays		Sachs	Chase	Bank and	Banking
	America N.A.	Bank PLC	Citibank, N.A.	International	Bank N.A.	Trust Co.	Corp.	Total
Assets:
Forward currency contracts#	$12,740	$30,206	$874	$18,611	$—	$29,130	$1,033	$92,594
Total Assets	$12,740	$30,206	$874	$18,611	$—	$29,130	$1,033	$92,594
Liabilities:
Forward currency contracts#	—	—	—	17,568	10,698	—	—	28,266
Total Liabilities	$—	$—	$—	$17,568	$10,698	$—	$—	$28,266
Total Financial and Derivative
Net Assets	$12,740	$30,206	$874	$1,043	$(10,698)	$29,130	$1,033	$64,328
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—
Net amount	$12,740	$30,206	$874	$1,043	$(10,698)	$29,130	$1,033
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,621,602 as a capital gain dividend with respect to the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT George Putnam Balanced Fund 23

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None

24 Putnam VT George Putnam Balanced Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT George Putnam Balanced Fund 25

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTAN021 314996 2/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2018	$70,711	$318*	$10,241	$ —
December 31, 2017	$71,625	$ —	$13,651	$192

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended December 31, 2018 and December 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $627,042 and $396,374 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2018	$ —	$616,482	$ —	$ —

December 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019